UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CKX Lands, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CKX LANDS, INC.

2417 Shell Beach Drive

Lake Charles, Louisiana 70601

Tel. 337-493-2399

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 5, 2022

The Annual Meeting of the Shareholders of CKX Lands, Inc. (the “Company”), will be held at 2417 Shell Beach Drive, Lake Charles, Louisiana 70601, on May 5, 2022, at 10:00 a.m., central time, for the following purposes:

1.	To elect directors;

2.	To vote on a proposal to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022;

3.	To vote on a proposal to approve, in a non-binding, advisory vote, the compensation of our named executive officers;

4.	To vote on a proposal to amend the Company’s Restated Articles of Incorporation to increase the Company’s authorized common stock to 100 million shares;

5.	To vote on a proposal to amend the Company’s Restated Articles of Incorporation to authorize 5 million shares of preferred stock;

6.

To vote on a proposal to adjourn the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt one or more of the above proposals; and

7.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on March 24, 2022, are entitled to notice of and to vote at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE YOUR PROXY AND RETURN IT THROUGH ONE OF THE PERMISSIBLE MEANS OF VOTING LISTED ON THE CARD. IF YOU VOTE BY MAIL, RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

SPECIAL NOTICE CONCERNING THE COVID-19 PANDEMIC

The number of persons admitted entry to the Annual Meeting may be limited under any local, state or federal government restrictions related to the COVID-19 pandemic that are in effect on the meeting date. So that your vote will be counted, we urge you to complete, sign, date and return your proxy rather than depending on attending the Annual Meeting and voting in person.

/s/ W. Gray Stream
W. Gray Stream President and Treasurer

April 1, 2022

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS FOR THE

2022 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 5, 2022

This Proxy Statement, the form of Proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are available at www.envisionreports.com/ckx.

CKX LANDS, INC.

2417 Shell Beach Drive

Lake Charles, LA 70601

PROXY STATEMENT

This proxy statement and the CKX Lands, Inc. annual report to shareholders on Form 10-K are first being made available to shareholders on or about April 1, 2022.

The Board of Directors of CKX Lands, Inc. (“CKX Lands” or the “Company”) is soliciting your proxy to vote your shares of the Company’s common stock in connection with the Company’s 2022 Annual Meeting of Shareholders or any adjournments or postponements of the meeting. The meeting will be held on May 5, 2022, at 10:00 a.m., central time, at 2417 Shell Beach Drive, Lake Charles, Louisiana 70601. You may revoke your proxy at any time prior to it being voted by:

●	giving written notice to the Secretary of the Company,
●	submitting a later dated proxy through any of the permissible means of voting listed on the enclosed proxy card, or
●	by voting in person at the meeting.

The Company is paying all expenses of preparing, printing, and mailing the proxy statement and all materials used in this solicitation. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees who are record owners of the Company’s common stock and who hold the stock on behalf of beneficial owners to forward these materials to the beneficial owners and will pay the reasonable expenses of such persons for forwarding the material.

On March 29, 2022, CKX Lands had outstanding 1,942,495 shares of common stock, its only class of stock, which was held by 322 shareholders of record. Only shareholders of record at the close of business on March 24, 2022, will be entitled to receive notice of and to vote at the meeting. With respect to all matters that will come before the meeting, each shareholder may cast one vote for each share registered in his or her name on the record date. The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is necessary to constitute a quorum at the meeting. Shareholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum.

If a quorum is present:

●	the election of directors will be decided by a plurality vote;
●

the approval of the independent auditor, the non-binding advisory vote on our executive compensation and the vote to adjourn the Annual Meeting if necessary or appropriate to solicit more proxies will be decided by a majority of the votes actually cast at the Annual Meeting in person or by proxy; and

●	the approval of amendments to our Restated Articles of Incorporation will be decided by a majority of the votes entitled to be cast at the meeting.

Abstentions will have no effect on the calculation of the vote on the election of directors, the approval of the independent auditor, the non-binding advisory vote on our executive compensation or the vote to adjourn the Annual Meeting if necessary or appropriate to solicit more proxies. Abstentions will have the effect of a vote “Against” the proposed amendments to our Restated Articles of Incorporation.

If you are the record holder of your shares, then the shares represented by your properly executed proxy card will be voted at the meeting in accordance with your directions set forth on the proxy, unless you revoke it. If you do not specify a choice on the proxy, the shares will be voted FOR the election of all director nominees, FOR the ratification of the engagement of MaloneBailey LLP as auditors, FOR the approval of the compensation of the Company’s named executive officers, FOR the approval of the proposed amendments to our Restated Articles of Incorporation and FOR the proposal to adjourn the Annual Meeting if necessary or appropriate to solicit more proxies. The proxy also gives authority to the proxy holders to vote your shares in their discretion on any other matter that properly comes before the meeting.

If you hold your shares in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that firm, bank or nominee. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. You will receive instructions from your broker, bank or other nominee that you must follow in order for your broker, bank or other nominee to vote your shares by proxy according to your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone.

If the organization that holds your shares does not receive instructions from you on how to vote your shares, then under the rules of various national and regional securities exchanges, the organization may generally vote your shares in its discretion on routine matters, but it cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will not have the authority to vote, and therefore cannot vote, on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” The election of directors (Item 1), matters relating to executive compensation such as the non-binding advisory vote on the compensation of our named executive officers (Item 3), the votes to approve the proposed amendments to our Restated Articles of Incorporation (Item 4 and Item 5) and the vote to adjourn the Annual Meeting to solicit more proxies (Item 6) are non-routine matters, so brokers may not vote your shares on Items 1, 3, 4, 5 or 6 if you do not give specific instructions on how to vote. We encourage you to provide instructions to your broker or nominee regarding these proposals so your shares will be voted.

The ratification of the engagement of the Company’s independent auditors (Item No. 2) is a matter that we believe will be considered routine. Therefore, no broker non-votes are expected to occur in connection with Item No. 2.

Broker non-votes will be counted as present at the Annual Meeting for the purposes of calculating a quorum but will not be counted as present for any other purpose or as a vote actually cast at the meeting. Thus, we believe broker non-votes will have no effect on the election of directors (Item 1), the ratification of the engagement of our independent auditors (Item No. 2), the non-binding advisory vote on the compensation of our named executive officers (Item 3) or the vote to adjourn the Annual Meeting if necessary to solicit more proxies (Item 6). However, because the votes to approve the proposed amendments to our Restated Articles of Incorporation (Item 4 and Item 5) must be decided by a vote of the shares entitled to be cast at the Annual Meeting rather than the votes actually cast, broker non-votes on those items will have the effect of votes cast “Against” those items.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table provides information as of March 30, 2022, concerning the beneficial ownership of the Company’s common stock by each director, each director nominee, each executive officer, all directors and executive officers as a group, and each person known by CKX Lands to own beneficially more than 5% of the outstanding shares of Common Stock. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares listed below. The address of the directors, nominees and executive officers listed below is c/o CKX Lands, Inc., 2417 Shell Beach Drive, Lake Charles, LA 70601.

Name of Beneficial Owner	Number Beneficially Owned	Percent of Class
5% Shareholders:
Gate City Capital Management, LLC(1)	156,938	8.08%
Ottley Properties, LLC(2)	369,610	19.03%
Directors, Nominees and Executive Officers:
Lee W. Boyer	2,962	*
Keith Duplechin	1,200	*
Edward M. Ellington, II	1,000	*
Daniel J. Englander(3)	52,180	2.69%
Max H. Hart(4)	9,805	*
Lane T. LaMure	1,000	*
Eugene T. Minvielle, IV	1,000	*
William Gray Stream(5)	104,197	5.36%
Mary Leach Werner(6)	21,276	1.10%
All directors and executive officers as a group	194,620	10.02%

*	Less than 1%.

(1)

Based on information reported in Amendment No. 1 to a Schedule 13G dated February 11, 2022 filed by Gate City Capital Management, LLC (“Gate City”) and Michael Melby, its managing member, 425 S. Financial Place, Suite 910 A, Chicago, IL 60605. The report states that Gate City serves as an adviser to certain private funds and managed accounts that hold the reported shares. The report further states that Gate City and Mr. Melby have the sole power to vote or direct the vote of 68,738 shares and the sole power to dispose or direct the disposition of 156,938 shares.

(2)

Ottley Properties, LLC, 400 Poydras Street, Suite 2100, New Orleans, LA 70130. Michael B. White, who is the immediate past Chair of our Board of Directors, is the sole manager of Ottley Properties, LLC, has sole voting and/or investment power over the shares, and may be deemed to have an indirect interest in the shares.

(3)	Consists of 52,180 shares owned by a partnership of which Mr. Englander is the sole general partner.

(4)

Includes 3,500 shares owned by a trust of which Mr. Hart is a co-trustee; 2,200 shares owned by a trust of which Mr. Hart is a co-trustee; and 1,000 shares owned by a limited liability company of which Mr. Hart is a manager. Mr. Hart does not have sole voting and/or investment power over these 6,700 shares. Mr. Hart does have sole voting and/or investment powers over the remaining 3,105 shares.

(5)

Consists of 9,622 shares directly beneficially owned by Mr. Stream and over which he has sole voting and investment power; 34,000 shares owned by a limited partnership of which the general partner is a corporation that Mr. Stream is president and a shareholder of, and over which he shares voting and investment power; 15,037 shares owned by a limited liability company of which Mr. Stream is sole manager and a member and over which he has sole voting and investment power; 2,050 shares owned by Mr. Stream’s grandmother over which Mr. Stream has power of attorney and over which he shares voting and investment power; 35,644 shares owned by a limited liability company of which Mr. Stream is an officer and over which he shares voting and investment power; and 7,844 shares owned by a limited liability company over which Mr. Stream shares voting and investment power. Mr. Stream disclaims beneficial ownership of all the shares that are not directly beneficially owned by him, except to the extent of his pecuniary interest therein, if any.

(6)

Includes 8,250 shares owned by a partnership of which Mrs. Werner is a partner and 11,250 shares owned by a corporation of which Mrs. Werner is a director. Mrs. Werner does not have sole voting and/or investment power over these 19,500 shares. Mrs. Werner does have sole voting and/or investment power over the remaining 1,776 shares.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers, directors and more than 10% shareholders to file with the Securities and Exchange Commission (“SEC”) reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company. Based solely upon a review of the Form 3, 4 and 5 filings received from or filed by CKX Lands, Inc. on behalf of reporting persons during the most recent fiscal year, CKX Lands, Inc. is not aware of any failure to file on a timely basis any Form 3, 4 or 5 specifically during the most recent fiscal year.

ITEM 1: ELECTION OF DIRECTORS

The By-Laws of the Company specify that the Board fixes the number of directors from time to time, but the number may not be less than five nor more than fifteen. The Board has fixed the number of directors from and after the Annual Meeting at eight. Each director will hold office for one year and until either his or her successor is elected and qualified or there is a decrease in the number of directors. On the recommendation of the Nominating Committee, the Board of Directors has nominated the persons listed below for election as director. If a nominee should become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute. All nominees have been with the same organization and in the same position as listed below for the past five years unless noted. The table below also includes the specific qualifications and experience of each nominee that led to the conclusion that the nominee should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW.

Name	Age	Experience and Qualifications	Director Since
Lee W. Boyer	64	Retired Partner of Stockwell, Sievert, Viccellio, Clements & Shaddock, L.L.P. law firm and Secretary of CKX Lands, Inc. Former President and Treasurer of CKX Lands, Inc.; Former President, Second University Homesites, Inc.; Manager, Jones-Boyer, LLC; Manager, Boyer Properties, LLC, which are residential and commercial property management companies. Director, Mallard Bay, LLC, a land management company. Mr. Boyer’s experience in land management and real estate makes him qualified to serve as a director.	2016
Keith Duplechin	60	Principal, First Capital Group, LLC and AdSource, LLC. Mr. Duplechin’s experience in land management, real estate, banking, and financial matters make him qualified to serve as a director.	2018
Daniel J. Englander	53

Founder and managing partner of Ursula Capital Partners, an investment management firm. Director, America’s Car-Mart, Inc. (NASDAQ), an automotive retailer, since 2007 and Copart, Inc. (NASDAQ), a provider of online auctions and vehicle remarketing services, since 2006. From 1994 to 2004, investment banker with Allen & Company, a New York-based merchant bank. Mr. Englander’s qualifications to serve on the board include his financial and investment experience and his experience as a director of other public companies. He also brings operational and strategic expertise, as well as business development expertise, to the board.

			2018
Max H. Hart	63	Principal, Haas-Hirsch Interests, a land management company. Mr. Hart’s experience in land management, oil and gas leasing activities, forestry, farming and rights of way makes him qualified to serve as a director.	2016
Lane T. LaMure	47	Founder and Chief Investment Officer of Enlight Capital Advisors, a private investment advisor to high profile family offices and individuals, and predecessor firm, since 2012. Previously, Mr. LaMure held executive positions at public and private investment funds, where he focused on real estate and real estate-related investment opportunities. Mr. LaMure’s 20 years of public and private investment experience, particularly in real estate, make him ideally suited for the CXK Lands, Inc. board of directors.	2021
Eugene T. Minvielle, IV	48	Financial Professional, MSE Partners, LLC. Mr. Minvielle’s experience in oil and gas and financial reporting, including past experience as chief financial officer of an upstream oil and gas company, make him qualified to serve as a director.	2017
William Gray Stream	42

President and Treasurer of CKX Lands, Inc. since July 15, 2020. President, Matilda Stream Management, Inc., an investment holding company that, among other things, indirectly owns and operates approximately 100,000 acres of land in Louisiana and provides wetland habitat restoration services. Director, Waitr Holdings Inc. (NASDAQ), an on-demand food ordering and delivery company, since 2014. Mr. Stream’s experience in oil and gas, timber, agriculture, wetlands, ranching and commercial and residential real estate makes him qualified to serve as a director. Also, he previously served as a director of CKX Lands from 2006 to 2017 and was Chair of the Audit Committee from 2011 to 2017.

			2018
Mary Leach Werner	54	Vice President and Director of North American Land Co., LLC and Vice President and Director of The Sweet Lake Land & Oil Co., LLC, both land management companies. Mrs. Werner’s experience in land management and oil and gas activities makes her qualified to serve as a director.	2004

Edward M. Ellington, II, who has been a director since 2019, will retire from the Board of Directors when his term expires at the 2022 Annual Meeting.

The Board of Directors determined that directors Ellington, Englander, Duplechin, Hart, LaMure and Minvielle are “independent directors” as defined under the rules of the NYSE American. The Board of Directors also determined that Messrs. Ellington, Englander, LaMure and Minvielle are independent within the meaning of the NYSE American standards currently in effect and Rule 10A-3 of the Exchange Act applicable to members of the Audit Committee, and that Messrs. Englander, Hart and Minvielle are independent under the standards applicable to members of the Compensation Committee.

Each of the Company’s directors is requested to attend the Annual Meeting in person. Due to the COVID-19 pandemic, five of the Company’s nine directors then serving attended the Company’s 2021 Annual Meeting of Shareholders. Two directors participated by teleconference.

BOARD OF DIRECTORS LEADERSHIP STRUCTURE AND RISK OVERSIGHT

William Gray Stream, our President and Treasurer, serves as the Chairman of the Board of Directors. The Board believes that due to Mr. Stream’s role as the Company’s President and chief strategist, his role as both President and Chairman of the Board benefits the Company’s shareholders and is therefore appropriate.

Independent Directors meet at least annually in executive session without non-independent or management Directors in attendance. During 2021, independent Directors met one time in executive session. On March 24, 2022, Mr. Minvielle was appointed to the role of Lead Independent Director. Our Bylaws provide that the Lead Independent Director presides at all meetings of the Board of Directors at which the Chair of the Board is not present, including executive sessions of the independent directors; serves as a liaison between the Chair of the Board and the independent directors; approves information sent to the Board of Directors in preparation for meetings of the Board of Directors; approves agendas for meetings of the Board of Directors; approves schedules for meetings of the Board of Directors to ensure that there is sufficient time for discussion of all agenda items; has the authority to call meetings of the independent directors; is available for communications with the corporation’s shareholders; and has such other responsibilities as the Board of Directors may determine from time to time.

CKX Lands’ Board of Directors administers its risk oversight responsibilities by requiring specific Board authorization of all non-routine activities of the Company and through its Audit Committee’s quarterly review of the Company’s financial statements, discussions of management activities and communication with external auditors.

The Company has a Code of Ethics that applies to all directors, officers and employees. It is available on our website at https://www.ckxlands.com/wp-content/uploads/2022/03/Code-of-Ethics.pdf.

During 2021, the Board of Directors held a total of five meetings. Ms. Werner and Messrs. Duplechin and Englander attended fewer than 75% of the aggregate of Board meetings and meetings of committees of which they were members during 2021. However, each of them were engaged with the Board process in between meetings and received and reviewed materials provided in connection with Board and committee meetings. The Louisiana Business Corporation Act and our Restated Articles of Incorporation permit directors to vote by proxy at meetings of the Board of Directors or of a committee of the Board, and each of Ms. Werner and Messrs. Duplechin and Englander voted by proxy at Board and committee meetings they did not attend.

HEDGING POLICY

The Company’s insider trading policy prohibits hedging transactions. The policy applies to all directors; employees; other persons, including service providers, who have access to the Company’s confidential information; and any other person designated by the Company’s Board of Directors as subject to the policy. The hedging prohibition in the policy is excerpted below:

Hedging transactions permit an individual to hedge against a decline in stock price. Because hedging may have the appearance of a bet against the Company, hedging transactions, whether direct or indirect, involving the Company’s securities are prohibited, regardless of whether the Insider knows Material, Non-Public Information.

Derivative securities transactions, whether or not entered into for hedging purposes, may also appear improper if there is any unusual activity in the underlying equity security. Accordingly, transactions involving CKXbased derivative securities are prohibited, whether or not you know Material, Non-Public Information. Derivative securities include options, warrants, stock appreciation rights, convertible notes or similar rights whose value is derived from the value of CKX common stock. Transactions in derivative securities include trading in CKX-based option contracts, transactions in straddles or collars, and writing puts or calls.

BOARD OF DIRECTORS COMMITTEES

The Board of Directors has an Audit Committee, Compensation Committee and Nominating Committee. The membership of each committee during 2021 consisted solely of non-employee directors who met the independence standards established by the NYSE American. The current members of each committee are set forth below:

Committee	Chair	Other Members
Audit	Minvielle	Englander, LaMure
Compensation	Englander	Hart, Minvielle
Nominating	Duplechin	LaMure

During fiscal year 2021, Michael B. White served as a member of the Nominating Committee until his retirement from the Board of Directors on August 4, 2021. From November 4, 2021 until March 21, 2022, Mr. Ellington served as the Chair of the Audit Committee, and he was a member of the Audit Committee and the Nominating Committee in 2021 and 2022 until March 24, 2022. Mr. Minvielle was Chair of the Audit Committee from January 1, 2021 until November 4, 2021.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information, and selects and appoints the independent registered public accountants. The Company has determined that Mr. Minvielle qualifies as “audit committee financial expert” under Item 407(d)(5) of Regulation S-K.  Each member of the Audit Committee meets the financial literacy requirements of the NYSE American.  During 2021, the Audit Committee held four meetings.  A copy of the Audit Committee’s charter is available on the company’s website, www.ckxlands.com.

The Compensation Committee approves all executive compensation. The Compensation Committee does not have a charter. During 2021, the Compensation Committee did not hold any meetings, and the sole compensation matter considered in 2021, which was the amendment of Mr. Stream’s Executive Employment Agreement, was decided by the full Board. Executive officers do not participate in deliberations about or voting on their compensation or the compensation of directors. In light of the simplicity and relatively modest levels of the Company’s current executive and director compensation, the Company does not believe that there is any risk that could arise from its pay practices that would have a material adverse effect on it.

The Nominating Committee selects nominees for the Board of Directors. The Nominating Committee identifies individuals qualified to become directors and recommends them to the Board for directorships. The Nominating Committee will consider persons recommended by shareholders to become nominees for election as directors. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information. Please see “Shareholder Proposals.”

The Committee identifies and evaluates nominees on the basis of their education, business experience, integrity, and knowledge of Southwest Louisiana, particularly as it relates to land management. Nominees recommended by security holders will be evaluated by the same criteria. When identifying nominees for directorships, the Committee considers diversity of skills, experience and business background, and no specific minimum qualifications are required.

The Nominating Committee has in the past considered potential director candidates suggested by its members, other directors and management. Members on the committee and management have in the past interviewed potential candidates who were not incumbent directors, and the committee has then voted to recommend a slate of nominees to the Board.

The Nominating Committee does not have a charter and operates under a board resolution addressing the nominating process. During 2021, the Nominating Committee held one meeting.

DIRECTOR COMPENSATION

The table below sets forth the compensation paid to our directors during 2021. Fees are paid only for each regular Board of Directors meeting.

Meeting	Member
	Chairperson	Attending	Non-Attending
Board of Directors	$1,000	$600	$200
Audit Committee	1,000	—	—
Compensation Committee	—	—	—
Nominating Committee	—	—	—

Actual compensation paid to Directors during 2021 is presented below:

Director	Fees Paid
Lee W. Boyer(1)	$3,600
Keith Duplechin	$2,000
Edward M. Ellington, II	$2,400
Daniel J. Englander	$1,600
Max H. Hart	$2,400
Lane T. LaMure	$1,200
Eugene T. Minvielle, IV	$6,400
William Gray Stream	$ 0
Mary Leach Werner	$2,000
Michael B. White	$ 400

(1)	Mr. Boyer’s compensation includes $300 per regular meeting attended as Company secretary. Following his appointment as President and Treasurer, Mr. Stream declined to receive director’s fees.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

BY SHAREHOLDERS AND OTHER INTERESTED PARTIES

The Company’s Annual Meeting of Shareholders provides an opportunity for shareholders and others to ask questions directly of Directors on matters relevant to the Company. In addition, shareholders and other interested parties may, at any time, communicate with the full Board of Directors, any individual director or any group of directors, by sending a written communication to the full Board of Directors, individual director or group of directors at the following address: CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602.

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Position	Year	Salary	All Other Compensation(3)	Total
W. Gray Stream, President	2021	$0	$0	$0
and Treasurer(1)	2020	$0	$1,200	$1,200
Lee W. Boyer, President	2021	$0	$3,600	$3,600
and Treasurer(2)	2020	$56,667	$3,000	$59,667

(1)

Mr. Stream became President and Treasurer effective July 15, 2020. Under his Executive Employment Agreement with the Company, he is not entitled to any cash compensation for that position. Instead, he is entitled to receive restricted stock units and performance shares under the Company’s Stock Incentive Plan. To date, the Board of Directors has not made any awards under the Stock Incentive Plan.

(2)

Mr. Boyer served as President and Treasurer from August 1, 2018 through July 14, 2020. The Board set his annual salary at $80,000. After his retirement from that position, the Company paid Mr. Boyer $13,333 for transition services through October 15, 2020 in connection with the assumption by Mr. Stream of the position of President and Treasurer. The transition services compensation has been included in the “Salary” column above.

(3)

Consists solely of Board of Directors fees, including Secretary’s fees. Mr. Boyer became the Company’s Secretary effective July 15, 2020, and for that position he receives compensation of $300 for each regular Board meeting that he attends, in addition to regular director’s fees. Mr. Stream declined to receive director’s fees following his appointment as President and Director effective July 15, 2020.

Employment Agreements and Plans

The Board of Directors appointed William Gray Stream as the Company’s President and Treasurer effective July 15, 2020 (the “Effective Date”). In connection with his appointment, the Company and Mr. Stream entered into an Executive Employment Agreement effective on the Effective Date, which was amended on March 22, 2021 and March 24, 2022 (as amended, the “Agreement”). The Agreement provides for a term of employment of four years. The Company can terminate the Employment Agreement without cause and Mr. Stream can terminate it without good reason at any time on 30 days’ notice. Mr. Stream is not entitled to any cash compensation under the Agreement. However, the Agreement does entitle Mr. Stream to receive restricted stock units and performance shares under the Company’s Stock Incentive Plan. To date, the Board of Directors has not made any awards under the Stock Incentive Plan.

As provided in the Agreement, Mr. Stream’s restricted stock units would vest in increments over a three-year period starting on the second anniversary of the Effective Date, and performance shares would vest in increments if the closing price of the Company’s common stock on the NYSE American equals or exceeds certain price targets for at least ten consecutive trading days. Stock awards that are not vested as of the date Mr. Stream’s employment ends would be forfeited, except that if:

●	the Company terminates Mr. Stream’s employment without cause,
●	Mr. Stream resigns with good reason,
●	Mr. Stream’s employment ends due to his death or disability, or
●	there is a change of control of the Company,

a pro rata amount of his unvested restricted stock units would vest according to the number of months of the vesting period that have elapsed, plus six months. Mr. Stream may recommend that the Board also grant awards under the plan to other persons who provide services to the Company.

The Agreement requires Mr. Stream to avoid engaging in any activity that competes with the Company or that is contrary to the Company’s best interests during his term of employment.

The Company currently has no long-term compensation programs, stock option program or stock grants program other than the Stock Incentive Plan.

The Company has no employment agreements other than the Agreement with Mr. Stream, nor any pension plans or profit-sharing plans.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company and Stream Wetlands Services, LLC (“Stream Wetlands”) were parties to an option to lease agreement dated April 17, 2017 (the “OTL”). The OTL provided Stream Wetlands an option to lease certain lands from the Company, subject to the negotiation and execution of a mutually acceptable lease form. Stream Wetlands paid the Company $38,333.00 upon execution of the OTL, and an additional $38,333.00 during each of the quarters ended March 31, 2018, March 31, 2019, March 31, 2020 and March 31, 2021 to extend the option for four periods of 12 months each through February 28, 2022. Stream Wetlands exercised the OTL on February 28, 2022 and entered into a lease in exchange for a payment by Stream Wetlands of $38,333.00. Mr. Stream, the President and Treasurer and a director of the Company, is the president of Stream Wetlands.

The Company’s President and Treasurer is also the President of Matilda Stream Management, Inc. Matilda Stream Management provides administrative and accounting services to the Company for no compensation.

Mr. Boyer, who served as the Company’s President and Treasurer through July 14, 2020 and is a director and the current Secretary of the Company, is a retired partner of Stockwell, Sievert, Viccellio, Clements, L.LP. (“Stockwell”). Beginning in August 2018, the Company rented office space from Stockwell. The Company paid Stockwell $750 per month as rent for office space and associated services, $2,000 per month to reimburse the firm for an administrative assistant and reimbursed Stockwell for miscellaneous office supplies. For the year ended December 31, 2020, the Company recorded $22,407 in total of such expense, of which $6,000 was rent expense. These expenses were paid through August 31, 2020 and Stockwell ceased providing these services to the Company on August 31, 2020.

ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MaloneBailey LLP, acted as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2021. The Audit Committee of the Board has selected MaloneBailey LLP as independent registered public accounting firm to audit our financial statements for 2022. Representatives of MaloneBailey LLP will be available at the Annual Meeting, have an opportunity to make a statement if they so desire and respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute proxy soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically incorporated into such a filing.

The Audit Committee of the Board of Directors has furnished the following report on the Company’s audit procedures and its relationship with its independent accountants for the twelve-month period ending December 31, 2021.

The Audit Committee has reviewed and discussed with the Company’s management and MaloneBailey LLP the audited financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the Company’s 2021 fiscal year. The Audit Committee has also discussed with MaloneBailey LLP the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received from MaloneBailey LLP the written disclosures and the letter required by the PCAOB rules regarding auditors’ communications with audit committees about independence, and has discussed with MaloneBailey LLP their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for its 2021 fiscal year for filing with the SEC.

The Board of Directors adopted a Charter governing the Audit Committee in January 2003. The Audit Committee is composed of independent directors as required by and in compliance with the listing standards of the NYSE American.

AUDIT COMMITTEE
Eugene T. Minvielle, IV (Chair) Daniel J. Englander Lane T. LaMure

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

For 2020 and 2021, MaloneBailey LLP was paid $47,000 and $53,000, respectively, solely for audit services. Audit service fees include fees for services performed for the recurring audit of the Company’s financial statements.

MaloneBailey, LLC was paid no audit-related fees, non-audit fees or tax fees during 2020 or 2021. Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. Tax fees are for the preparation of the Company’s federal and state income tax returns and the state franchise tax return.

The Audit Committee has adopted policies and procedures which require the pre-approval of all audit and non-audit services to be performed by the independent auditor of the Company.

The Audit Committee may delegate, to one or more designated members of the Committee, the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting. During 2021, there was no audit or non-audit work performed by the independent auditor which was not pre-approved by the Audit Committee prior to the engagement.

The Audit Committee has selected the firm of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. Shareholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board of Directors has chosen to submit it to the shareholders for their ratification as a matter of good corporate practice. A majority of the votes cast in person or by proxy on the proposal to ratify the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022 must be voted in favor of the proposal for the proposal to be adopted. If the proposal is not adopted, the Audit Committee will take the vote into consideration in selecting independent auditors for the Company.

The Board of Directors recommends a vote FOR the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

ITEM 3: ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act amended the Exchange Act to require that the Company’s shareholders be provided an opportunity to vote whether to approve the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. As this “Say-on-Pay” vote is an advisory vote, it is not binding upon the Company, the Board of Directors, or Compensation Committee of the Board of Directors. However, the Board of Directors will take the results of this advisory vote under advisement. Also, this vote is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement.

In 2014 and 2020, the Company’s shareholders voted to hold an advisory vote on executive compensation every year.

We are asking shareholders to vote on the following proposal, which gives you the opportunity to endorse or not endorse our pay program for our Named Executive Officers by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Exchange Act.

“RESOLVED, that the shareholders of CKX Lands, Inc. (the Company) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative disclosures.”

A majority of the votes cast on the proposal in person or by proxy must be voted in favor of the proposal for the proposal to be adopted.

The Board of Directors recommends that the shareholders vote FOR the proposal to approve the compensation of CKX Lands’ Named Executive Officers as disclosed in its proxy statement relating to its 2022 Annual Meeting of Shareholders pursuant to the SEC’s compensation disclosure rules.

ITEM 4: AMENDMENT OF RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

On March 24, 2022, our Board of Directors approved, subject to the approval of our shareholders, an amendment to our Restated Articles of Incorporation to increase the number of authorized shares of our common stock from 3,000,000 shares to 100,000,000 shares. The form of the proposed amendment is included in Appendix A of this Proxy Statement (the “Common Stock Amendment.”)

We currently have a total of 3,000,000 shares of capital stock authorized under our Restated Articles of Incorporation, all of which are designated common stock having no par value. Our Board is asking our shareholders to approve an amendment that will increase the number of authorized shares of common stock from 3,000,000 to 100,000,000 shares. If this Item 4 is approved, we will amend the Restated Articles of Incorporation to authorize the issuance of up to 100,000,000 shares of common stock. As provided in more detail below, if Item 5 is approved we will amend the Restated Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock. If both of Item 4 and Item 5 are approved, the authorized shares of all classes of our capital stock would be increased from 3,000,000 to 105,000,000 shares.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our shareholders to increase the number of authorized shares of common stock in order to provide the Company with the flexibility to pursue all finance and corporate opportunities involving our common stock, which may include private or public offerings of our equity securities, without the need to obtain additional shareholder approvals. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock.

The Board believes that unless we obtain shareholder approval to amend our Restated Articles of Incorporation to increase the number of authorized shares of common stock, we will be severely limited by the inability to issue additional shares in connection with future capital raising transactions or strategic transactions. This may cause a delay in our future capital raising or other strategic transactions and may have a material adverse effect on our business and financial condition.

As of March 30, 2022, 1,942,495 shares of common stock were outstanding, and 357,000 shares of authorized common stock were reserved for issuance pursuant to our Stock Incentive Plan, leaving 700,505 unreserved shares available for issuance. As of March 30, 2022, the Board of Directors had not made any awards under the Stock Incentive Plan.

Potential Consequences if Item 4 is Not Approved

If this Item 4 is not approved by our shareholders, our financing alternatives will be limited by the lack of available unissued and unreserved authorized shares of common stock, and shareholder value may be harmed by this limitation. In addition, our future success may depend upon our ability to attract, retain and motivate highly-skilled employees, and if this proposal is not approved by our shareholders, the lack of available unissued and unreserved authorized shares of common stock for future equity incentive programs could adversely impact our ability to achieve these goals. In short, if our shareholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Rights of Additional Authorized Shares

If and when issued, the additional common stock to be authorized by adoption of the Common Stock Amendment would have rights and privileges identical to our currently outstanding common stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of common stock.

Potential Adverse Effects of Increase in Authorized Common Stock

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on our earnings per share, book value per share, and the voting power and ownership interest of current shareholders.

Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Common Stock Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and shareholders.

Timing of Proposed Amendment

If Item 4 is approved by the shareholders, as soon as practicable after the Annual Meeting, we will file the Common Stock Amendment with the office of the Secretary of State of Louisiana to implement the increase in the authorized number of shares of common stock. Upon approval and following such filing with the Secretary of State of Louisiana, the Common Stock Amendment will become effective on the date it is filed.

Required Vote

The approval of the proposal to effect the increase in the authorized shares will require the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting, with each share of our common stock having one vote. Because the vote is based on the total number of shares entitled to be cast rather than the votes actually cast at the Annual Meeting, your failure to vote on Item 4 has the same effect as a vote against the proposal.

This Item 4 is separate from, and is not conditioned on, the approval of Item 5, and Item 5 is separate from, and is not conditioned on, the approval of Item 4. Accordingly, if only one of these proposals receives the required vote, we will file an amendment to our Restated Articles of Incorporation with the Secretary of State of the State of Louisiana reflecting only the changes approved, as shown in Appendix A hereto.

Board Recommendation

The Board of Directors recommends a vote FOR the approval of the increase in our authorized common stock to 100 million shares.

ITEM 5: AMENDMENT OF RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED STOCK

On March 24, 2022, our Board of Directors approved, subject to the approval of our shareholders, an amendment to our Restated Articles of Incorporation to authorize the issuance of 5,000,000 shares of preferred stock, and to make a corresponding change to the number of authorized shares of our capital stock. The form of the proposed amendment is included in Appendix A attached to this Proxy Statement (the “Preferred Stock Amendment”).

We currently have a total of 3,000,000 shares of capital stock authorized under our Restated Articles of Incorporation, all of which are designated common stock having no par value. Our Board is asking our shareholders to approve an amendment that will increase the number of authorized shares of common stock from 3,000,000 to 100,000,000 shares pursuant to Item 4 above. If this Item 5 is approved, we will amend the Restated Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock. If both of Item 4 and Item 5 are approved, the authorized shares of all classes of our capital stock would be increased from 3,000,000 to 105,000,000 shares.

Background and Purpose of the Proposal

Our Restated Articles of Incorporation currently do not authorize us to issue preferred stock. Upon filing with the Louisiana Secretary of State, the Preferred Stock Amendment will authorize the Company to issue up to 5,000,000 shares of preferred stock. The Board will be authorized to fix the designations, rights, preferences, powers and limitations of each series of the preferred stock.

If this Item 5 is approved, the preferred stock we will be authorized to issue will be “blank check” preferred stock. The term “blank check” preferred stock refers to stock that gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions. Any issuances of preferred stock by the Company will need to be approved by the Board.

Effects of Preferred Stock Amendment on Current Shareholders

The shares of preferred stock to be authorized pursuant to the Preferred Stock Amendment could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the shareholders other than as may be required by applicable law. The Company does not currently have any plan or proposal to issue any shares of preferred stock. Existing shareholders do not have preemptive rights with respect to future issuance of preferred stock by the Company and their interest in the Company could be diluted by such issuance with respect to earnings per share, voting, liquidation rights and book and market value.

The Board will have the power to issue the shares of preferred stock in one or more series with such preferences and voting rights as the Board may fix in the resolution providing for the issuance of such shares. The issuance of shares of preferred stock could affect the relative rights of the Company’s shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the shares of preferred stock as determined by the Board at the time of issuance, the holders of shares of preferred stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of preferred stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the preferred stock, holders thereof may have significant voting rights and the right to representation on the Company’s Board. In addition, the approval of the holders of shares of preferred stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

Anti-Takeover Effects

The issuance of shares of preferred stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of preferred stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred stock dilute the interest of a party seeking to take over the Company. Further, the authorized preferred stock could be used by the Board for adoption of a stockholder rights plan or “poison pill.”

The Preferred Stock Amendment was not proposed in response to, or for the purpose of deterring, any current effort by a hostile bidder to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction that may be so discouraged or avoided could be a transaction that the Company’s shareholders might consider to be in their best interests. However, the Board has a fiduciary duty to act in the best interests of the Corporation at all times.

Timing of Proposed Amendment

If this Item 5 is approved by the shareholders, as soon as practicable after the Annual Meeting, we will file the Preferred Stock Amendment with the office of the Secretary of State of Louisiana to implement the authorization of the issuance of preferred stock and corresponding change to the number of authorized shares of capital stock. Upon approval and following such filing with the Secretary of State of Delaware, the Preferred Stock Amendment will become effective on the date it is filed.

Required Vote

The approval of the proposal to authorize the issuance of shares of preferred stock will require the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting, with each share of our common stock having one vote. Because the vote is based on the total number of shares entitled to be cast rather than the votes actually cast at the Annual Meeting, your failure to vote on Item 5 has the same effect as a vote against the proposal.

This Item 5 is separate from, and is not conditioned on, the approval of Item 4, and Item 4 is separate from, and is not conditioned on, the approval of Item 5. Accordingly, if only one of these proposals receives the required vote, we will file an amendment to our Restated Articles of Incorporation with the Secretary of State of the State of Louisiana reflecting only the changes approved, as shown in Appendix A hereto.

Board Recommendation

The Board of Directors recommends a vote FOR the approval of the authorization of the issuance of preferred stock.

ITEM 6: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

Adjournment of the Annual Meeting

In the event that the number of shares of common stock present in person or represented by proxy at the Annual Meeting and voting “FOR” the adoption of any of the other proposals set forth in this Proxy Statement is insufficient to adopt one or more of such proposals, we may move to adjourn the Annual Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of such proposal, including by asking shareholders who have previously voted against the proposal to change their vote.

Required Vote

Approval of this Item 6 requires the affirmative vote of a majority of the votes actually cast at the Annual Meeting in person or by proxy.

Board Recommendation

The Board of Directors recommends a vote FOR the proposal to adjourn the Annual Meeting if necessary or appropriate to solicit additional proxies.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC for 2021 accompanies this Proxy Statement.

Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors and return it at once in the enclosed envelope. Shareholders can also access the proxy material at www.envisionreports.com/ckx.

SHAREHOLDER PROPOSALS AND PROXY SOLICITATIONS

A shareholder who intends to present a proposal relating to a proper subject for shareholder action at the 2023 annual meeting of shareholders and who wishes the proposal to be included in the Company’s proxy materials for that meeting must cause the proposal to be received, in proper form and in compliance with SEC Rule 14a-8 at the Company’s corporate office no later than December 2, 2022. If a proposal is not submitted timely, it will not be considered for inclusion in the proxy statement for the 2023 annual meeting.

Our By-Laws govern the submission of nominations for director and other business proposals that a shareholder wishes to have considered at a shareholders’ meeting, but that are not included in our proxy materials for the meeting. Shareholder nominations or proposals may be made by eligible shareholders only if timely written notice has been given pursuant to the By-Laws. To be timely for the 2023 annual meeting of shareholders, the notice must be received at our corporate office at the address set forth on page 1 no earlier than the close of business on January 5, 2023 and not later than the close of business on February 4, 2023. The By-Laws specify what such notices must include.

The deadline for persons to provide notice to the Company of a solicitation in support of director nominees other than the Company’s nominees pursuant to SEC Rule 14a-19 for the 2023 annual meeting of shareholders is March 6, 2023.

BY ORDER OF THE BOARD OF DIRECTORS

Lake Charles, Louisiana

April 1, 2022

APPENDIX A

Form of Proposed Amendments to the Restated Articles of Incorporation of

CKX Lands, Inc.

Amendment if both of Item 4 and Item 5 are approved by the Shareholders at the Annual Meeting

If the Company’s shareholders approve both Item 4 and Item 5 at the Annual Meeting, Article III of the Company’s Restated Articles of Incorporation will be amended in its entirety to read as follows:

ARTICLE III

Capital

A.          The total number of shares of stock which the Corporation shall have authority to issue is 105,000,000 shares, consisting of 100,000,000 shares of common stock with no par value and 5,000,000 shares of preferred stock with a par value, if any, to be determined by the Board of Directors.

B.         (1)         Shares of preferred stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions. The authority of the Board of Directors with respect to each series of preferred stock shall include, but not be limited to, determination of the following:

(a)         The number of shares constituting that series and the distinctive designation of that series;

(b)         The dividend rate or rates on the shares of that series, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c)         Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d)         Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e)         Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in the event of redemption, which amount may vary under different conditions and at different redemption dates;

(f)         Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g)         The rights of the shares of that series in the event of voluntary or involuntary liquidation, distribution of assets, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h)         Any other relative rights, powers, and preferences, and the qualifications, limitations and restrictions thereof, of that series.

(2) Each holder of common stock, as such, shall be entitled to one vote for each share of common stock held of record by such holder on all matters on which shareholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of common stock, as such, shall not be entitled to vote on any amendment to these Restated Articles of Incorporation (including any amendment relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Restated Articles of Incorporation (including any amendment relating to any series of preferred stock) or pursuant to the Louisiana Business Corporation Act, La. R.S. § 12:1-101 et seq.

Amendment if Item 4 is approved, but Item 5 is not approved, by the Shareholders at the Annual Meeting

If the Company’s shareholders approve Item 4 but do not approve Item 5 at the Annual Meeting, Article III of the Company’s Restated Articles of Incorporation will be amended in its entirety to read as follows:

ARTICLE III

Capital

The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000 shares, all of which are designated as common stock with no par value.

Amendment if Item 5 is approved, but Item 4 is not approved, by the Shareholders at the Annual Meeting

If the Company’s shareholders approve Item 5 but do not approve Item 4 at the Annual Meeting, Article III of the Company’s Restated Articles of Incorporation will be amended in its entirety to read as follows:

ARTICLE III

Capital

A.          The total number of shares of stock which the Corporation shall have authority to issue is 8,000,000 shares, consisting of 3,000,000 shares of common stock with no par value and 5,000,000 shares of preferred stock with a par value, if any, to be determined by the Board of Directors.

B.         (1)         Shares of preferred stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions. The authority of the Board of Directors with respect to each series of preferred stock shall include, but not be limited to, determination of the following:

(a)         The number of shares constituting that series and the distinctive designation of that series;

(b)         The dividend rate or rates on the shares of that series, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c)         Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d)         Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e)         Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in the event of redemption, which amount may vary under different conditions and at different redemption dates;

(f)         Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g)         The rights of the shares of that series in the event of voluntary or involuntary liquidation, distribution of assets, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h)         Any other relative rights, powers, and preferences, and the qualifications, limitations and restrictions thereof, of that series.

(2) Each holder of common stock, as such, shall be entitled to one vote for each share of common stock held of record by such holder on all matters on which shareholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of common stock, as such, shall not be entitled to vote on any amendment to these Restated Articles of Incorporation (including any amendment relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Restated Articles of Incorporation (including any amendment relating to any series of preferred stock) or pursuant to the Louisiana Business Corporation Act, La. R.S. § 12:1-101 et seq.

CKX Lands, Inc.

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., ET, on May 4, 2022.

Online
Go to **www.envisionreports.com/CKX** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors makes the following proposals and recommends a vote FOR all nominees and FOR Proposals 2, 3, 4, 5 and 6.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Lee W. Boyer	☐	☐	02 - Keith Duplechin	☐	☐	03 - Daniel J. Englander	☐	☐
04 - Max H. Hart	☐	☐	05 - Lane T. MaMure	☐	☐	06 - Eugene T. Minvielle, IV	☐	☐
07 - William Gray Stream	☐	☐	08 - Mary Leach Werner	☐	☐			

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR EACH OF ITEMS 2, 3, 4, 5 AND 6, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS NAMED ON THE REVERSE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person's full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 JNT

1UPX 539027

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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Important notice regarding the Internet availability of proxy materials for the 2022 Annual Meeting of Shareholders.
The Proxy Statement, the form of Proxy and the 2021 Annual Report on Form 10-K are available at:
http://www.envisionreports.com/ckx

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/CKX

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CKX Lands, Inc.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints William Gray Stream and Lee W. Boyer or either of them acting in the absence of the other and with power of substitution, the proxies of the undersigned to attend the annual meeting of stockholders of CKX Lands, Inc. on May 5, 2022 at 10:00 a.m., central time, at 2417 Shell Beach Dive, Lake Charles, LA 70601, and any adjournment or postponement thereof, and to represent and vote, as provided on the other side, the shares of said corporation that the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the meeting, with all powers that the undersigned would possess if present at the meeting.

(Continued and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

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CKX Lands, Inc.

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors makes the following proposals and recommends a vote FOR all nominees and FOR Proposals 2, 3, 4, 5 and 6.

1. Election of Directors:

Nominee	For	Withhold
01 - Lee W. Boyer	☐	☐
02 - Keith Duplechin	☐	☐
03 - Daniel J. Englander	☐	☐
04 - Max H. Hart	☐	☐
05 - Lane T. MaMure	☐	☐
06 - Eugene T. Minvielle, IV	☐	☐
07 - William Gray Stream	☐	☐
08 - Mary Leach Werner	☐	☐

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR EACH OF ITEMS 2, 3, 4, 5 AND 6, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS NAMED ON THE REVERSE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person's full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X 5 3 9 0 2 7

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Important notice regarding the Internet availability of proxy materials for the 2022 Annual Meeting of Shareholders.
The Proxy Statement, the form of Proxy and the 2021 Annual Report on Form 10-K are available at:
http://www.edocumentview.com/ckx

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CKX Lands, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints William Gray Stream and Lee W. Boyer or either of them acting in the absence of the other and with power of substitution, the proxies of the undersigned to attend the annual meeting of stockholders of CKX Lands, Inc. on May 5, 2022 at 10:00 a.m., central time, at 2417 Shell Beach Dive, Lake Charles, LA 70601, and any adjournment or postponement thereof, and to represent and vote, as provided on the other side, the shares of said corporation that the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the meeting, with all powers that the undersigned would possess if present at the meeting.

(Continued and to be marked, dated and signed, on the other side)